UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

February 7, 2018
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
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(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the company’s 2018 annual meeting of shareholders on February 7, 2018, of the 110,958,181 total shares of common stock outstanding and entitled to vote, a total of 99,823,932 shares were represented, constituting an 89.96% quorum.  The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1:   All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2019 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Best	82,442,602	1,160,251	111,953	16,109,126
Kim R. Cocklin	82,715,481	794,870	204,455	16,109,126
Kelly H. Compton	83,201,671	388,703	124,432	16,109,126
Richard W. Douglas	82,803,961	787,686	123,159	16,109,126
Ruben E. Esquivel	83,187,499	401,715	125,592	16,109,126
Rafael G. Garza	83,186,371	404,092	124,343	16,109,126
Richard K. Gordon	81,843,880	1,753,212	117,714	16,109,126
Robert C. Grable	82,909,227	685,687	119,892	16,109,126
Michael E. Haefner	83,124,095	475,158	115,553	16,109,126
Nancy K. Quinn	82,555,484	1,049,253	110,069	16,109,126
Richard A. Sampson	83,297,499	298,761	118,546	16,109,126
Stephen R. Springer	82,508,284	1,093,350	113,172	16,109,126
Richard Ware II	82,118,775	1,471,264	124,767	16,109,126

Proposal No. 2:  The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2018 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
98,569,791	1,080,583	173,558	-0-

Proposal No. 3:  Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2017, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
72,849,526	10,522,861	342,419	16,109,126

Item 8.01.    Other Events.

On February 7, 2018, the independent directors of the company’s board designated director Richard K. Gordon as Lead Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 12, 2018	By: /s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel
and Corporate Secretary

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